                                                                 EXECUTABLE COPY

                                                                   July 14, 2000

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention: Frank Taylor

Re: CERTAIN ARRANGEMENTS AND OBLIGATIONS BETWEEN VASTERA, INC. AND FORD MOTOR COMPANY

Dear Mr. Taylor:

This letter agreement (the "Guaranty") memorializes the implementation of certain agreements between Vastera, Inc. ("Guarantor") and Ford Motor Company ("Ford") in connection with the execution and delivery of a Global Trade Services Agreement, dated as of July 14, 2000, between Ford and Vastera Solution Services Corporation ("VSSC"), a wholly-owned subsidiary of Guarantor (the "Agreement"), wherein VSSC will provide certain trade-related services to Ford.

Ford and Guarantor agree to the following:

1.     GUARANTY

In consideration of the execution of the Agreement, Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Ford Motor Company the full performance by VSSC of all covenants and obligations assumed by VSSC under the Agreement and under any future agreements between VSSC and Ford.

2.     GOVERNING LAW

This Guaranty shall be construed under the laws of the State of Michigan.

If the foregoing accurately sets forth our agreement regarding the issues addressed herein, please sign the enclosed copy of this Guaranty and return it to me at your earliest convenience.

                                   Sincerely,

                                   VASTERA, INC.

                                   By: /s/ Arjun Rishi
                                      -----------------------------
                                   Arjun Rishi, President

Acknowledged and agreed to this
fourteenth day of July, 2000:

FORD MOTOR COMPANY

By:  /s/ Frank Taylor
   -----------------------------
Frank Taylor, Vice President, MP&L

                                                                 EXECUTABLE COPY

                                                                   July 14, 2000

Ford Motor Company
One American Road
Dearborn, Michigan 48126
Attention: Frank Taylor

Re: CERTAIN ARRANGEMENTS AND OBLIGATIONS BETWEEN VASTERA, INC. AND FORD MOTOR COMPANY

Dear Mr. Taylor:

This letter agreement (the "Guaranty") memorializes the implementation of certain agreements between Vastera, Inc. ("Guarantor") and Ford Motor Company ("Ford") in connection with the execution and delivery of the following agreements:

(i) The Stock Issuance Agreement, dated as of July 14, 2000, between Ford and Vastera Solution Services Corporation ("VSSC"), a wholly-owned subsidiary of Guarantor;

(ii)   the License Agreement, dated as of July 14, 2000, between Ford and VSSC;

(iii) the Salaried Employee Secondment Agreement, dated as of July 14, 2000, between Ford and VSSC; and

(iv) the Employee Transfer Agreement, dated as of July 14, 2000, between Ford and VSSC.

The foregoing four agreements are collectively referred to as the "Agreements". Ford and Guarantor agree to the following:

1.     GUARANTY

In consideration of the execution of the Agreements, Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Ford Motor Company the full performance by VSSC of all covenants and obligations assumed by VSSC under the Agreements.

2.     GOVERNING LAW

This Guaranty shall be construed under the laws of the State of Michigan.

If the foregoing accurately sets forth our agreement regarding the issues addressed herein, please sign the enclosed copy of this Guaranty and return it to me at your earliest convenience.

                                   Sincerely,

                                   VASTERA, INC.

                                   By: /s/ Arjun Rishi
                                      -----------------------------
                                   Arjun Rishi, President

Acknowledged and agreed to this
fourteenth day of July, 2000:

FORD MOTOR COMPANY

By:  /s/ Frank Taylor
   -----------------------------
Frank Taylor, Vice President, MP&L